UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 22, 1996

                             Aloe Vera Naturel, Inc.
             (Exact name of registrant as specified in its Charter)

        Minnesota                 0-23178                  41-1309882
(State of Incorporation)  (Commission file number)  (IRS Employer Identification
                                     Number)


             527 Marquette, Suite 1800, Minneapolis, Minnesota 55402
               (Address of principal executive office) (Zip Code)

Registrant's telephone number (612) 338-3738



Item 2:  Acquisition or Disposition of Assets

         There was a Plan of Exchange executed on May 10, 1996 between Aloe Vera Naturel, Inc. and Equihot Delstoffen N.V. for all of the shares of Equihot Herverzekering N.V. There was a meeting of the shareholders of Aloe Vera Naturel, Inc. on May 10, 1996 that approved the Plan of Exchange, approved the change of name to Equisure, Inc. and a new Board of Directors, consisting of P.
G. Uttley, Barrie Harding, Terrance Green, Gerda Elsen and David Sachman.

         The Plan of Exchange, the Proxy Statement of Aloe Vera Naturel, Inc., the December 31, 1995 audit of Aloe Vera Naturel, Inc. and the December 31, 1995 audit of Equihot Herverzekering N.V. are attached as exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by the President.


                                            Aloe Vera Naturel, Inc.



                                            /s/ D. Sackman



                                  EXHIBIT INDEX


2.1               Plan of Exchange
2.2               Proxy Statement
2.3               December 31, 1995 audit of Aloe Vera Naturel, Inc.
2.4               December 31, 1995 audit of Equihot Herverzekering N.V.